Exhibit 10.11
Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.
Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.
The Registrant undertakes to furnish a copy of all omitted information, schedules, and exhibits to the U.S. Securities and Exchange Commission upon its request.
CONFIDENTIAL
MASTER RELATIONSHIP AGREEMENT
This Master Relationship Agreement (including all Supplemental Addenda and Exhibits attached hereto) (collectively, the “Agreement”) governs the provision of the Services by Cerebras Systems Inc. (“Cerebras”) to OpenAI OpCo, LLC (“OpenAI”) (each a “Party” and collectively, the “Parties”) and is effective as of December 24, 2025 (the “Effective Date”). Unless otherwise specified, capitalized terms in this Agreement will have the meanings set forth in Section 15 (Definitions).
WHEREAS, OpenAI develops and licenses advanced artificial intelligence models and related technologies, and maintains proprietary data, tooling, and know‑how relevant to training, fine‑tuning, and deploying such models for production inference, and further engages in the research, design and development of specialized computing infrastructure, including custom chips, supercomputing systems and associated hardware optimizations, necessary to support the efficient training and operation of such models;
WHEREAS, Cerebras designs, manufactures, and deploys specialized hardware, including custom chips, compiler software and cloud software which together comprise AI supercomputers and associated tools that accelerate artificial intelligence workloads at scale, including ultra-fast inference for large‑scale models, fine tuning and training; and
WHEREAS, the Parties seek to collaborate on the development of an end-to-end high-speed inference solution with custom APIs and optimizations between OpenAI’s models and Cerebras’ supercomputers, which shall be utilized to run inference workloads for OpenAI’s models (the “Services”) on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Parties agree as follows:
1.    RESPONSIBILITIES; ACCESS AND USE OF SERVICES
a.    Access to Cerebras Services. During the Term and the Transition Period, as applicable, Cerebras hereby grants to OpenAI the right to access and use the Services solely for the business operations of OpenAI and its Affiliates (which include the provision of services by OpenAI or its Users to their customers, and the engagement of Representatives by OpenAI to enable the foregoing).
b.    Restrictions on Access and Use.
i.    OpenAI is responsible for compliance with this Agreement, the Data Processing Agreement, the Business Associate Agreement (as each is applicable) by OpenAI’s Users and Representatives, and for the proper operation of OpenAI’s network and systems used to connect to the Services.
ii.    OpenAI may not reverse engineer, decompile, disassemble, or analyze the Services to discover source code, designs, or trade secrets.

c.    Development and Operational Responsibilities. During the Term:
i.    Subject to Cerebras’ compliance with Section 1.c.ii and the Security Standards, OpenAI will [***].
ii.    Cerebras will [***].
iii.    Cerebras will [***].
iv.    OpenAI shall [***].
d.    Professional Services. To the extent set out in a Supplemental Addendum mutually executed by both Parties (for which Cerebras’ consent will not be unreasonably withheld, conditioned or delayed), Cerebras will provide professional services as requested by OpenAI, such as developing integrations and other software services (collectively, the “Professional Services,” and the output thereof, the “Deliverables”), in each case for the fees set out in the applicable Supplemental Addendum (“Professional Services Fees”). Cerebras will provide the Professional Services in a professional manner with personnel that have sufficient experience, skills, and expertise for the applicable Professional Services. To the extent that no Professional Services are purchased by OpenAI, the Services will consist solely of the subject matter described herein.
e.    Subcontractors. Cerebras may subcontract certain of its obligations under this Agreement to one or more subcontractors, which may include, but not be limited to, data center and/or colocation providers, data center operations and management and software (“Subcontractors”), provided that such Subcontractors are subject to terms that are no less restrictive than, and consistent with, the terms of this Agreement. As between the Parties and without limiting OpenAI’s obligation to pay the Pass-Through Expenses, Cerebras will be solely responsible for any Subcontractors it engages in the performance of Services hereunder.
f.    Data Center Identification. The Parties will work together in good faith to identify data centers where the Services will be deployed and may include facilities managed and/or controlled by (i) Cerebras, (ii) OpenAI, or (iii) Subcontractors of either Cerebras or OpenAI.
g.    Service Level Agreement. The service level agreement (“Service Level Agreement” or “SLA”) applicable to the Services is set forth in Exhibit G.
h.    [***].
2.    CAPACITY AND DELIVERY
a.    Initial Capacity. Subject to the terms and conditions of this Agreement, Cerebras shall make available to OpenAI, and OpenAI commits to purchase the following Capacity, in accordance with the schedule in Exhibit A (the Capacity delivered on each such incremental basis described in Exhibit A, a “Capacity Segment”):
i.    250MW of Capacity by the end of calendar year 2026 with [***] in no greater than [***] data centers [***];
ii.    250MW of additional Capacity by the end of calendar year 2027 (such that the total aggregate Capacity equals 500MW) in no greater than [***] data centers [***]; and
iii.    250MW of additional Capacity by the end of calendar year 2028 (such that the total aggregate Capacity equals 750MW) in no greater than [***] data centers [***].

b.    Additional Capacity. OpenAI will have the option to procure additional Capacity, and if OpenAI exercises such option, Cerebras shall deliver such additional Capacity at prices, performance, quality and service levels that are at least equivalent to, and no less favorable to OpenAI than, those applicable to the Capacity delivered under Section 2.a, as follows:
i.    [***]MW of additional Capacity by [***] 2029 (which option may be exercised only with [***] prior written notice); and
ii.    [***]MW of additional Capacity by [***] 2030 (which option may be exercised only with [***] prior written notice).
c.    Delivery Delays. If, beginning after [***], Cerebras fails, or has failed to make any Capacity Segment available to OpenAI by the Committed Date set forth in Exhibit A for such Capacity Segment (such failure, a “Delivery Delay”), the Capacity Segment Term for such Capacity Segment ([***]) shall be reduced commensurate to the duration of the delay. If, beginning after [***], any Delivery Delay continues for [***], Cerebras shall provide to OpenAI [***] OpenAI or Cerebras may terminate the applicable portion of the undelivered Capacity Segment if any Delivery Delay for such Capacity Segment continues [***].
d.    Hardware Purchase. Following execution of this Agreement, the Parties shall expeditiously negotiate in good faith to reach an agreement (the “Hardware Purchase Agreement”) by February 15, 2026, on the terms of a potential Cerebras hardware (“Cerebras Hardware”) purchase either in addition to or in lieu of the Services described herein. The Parties agree that the Systems purchased under such agreement will count against OpenAI’s Capacity purchase commitments agreed to in this Agreement. The hardware purchase agreement shall have terms customary for such type of transaction, including terms governing acceptance and deemed acceptance of the Systems.
3.    FEES
a.    Fees. Subject to the terms of the Agreement, the Fees for the Services will be calculated and paid as set forth in this Section 3 and on Exhibit B. Subject to [***], (i) all payment obligations are non-cancelable, and (ii) Fees are non-refundable and not subject to offset.
b.    Payment. Except as set forth on Exhibit B, OpenAI agrees to pay any undisputed invoiced amounts within [***] (the “Payment Period”). OpenAI authorizes Cerebras to charge the payment method provided on OpenAI’s Organization Account periodically over the Term and the Transition Period, as applicable, as specified Exhibit B.
c.    Late and Disputed Payments. OpenAI may dispute an invoice in good faith with particularity in writing within the Payment Period. If any undisputed invoice remains unpaid [***]. If any invoice remains unresolved for [***], the dispute is resolved [***].
d.    Taxes. OpenAI is responsible for the duties, customs fees and indirect taxes that are legally imposed on OpenAI as the customer in connection with OpenAI’s purchase of any Services, including but not limited to national, state or local sales taxes, use taxes, value-added taxes (VAT) and goods and services taxes (GST) (collectively, “Taxes”). All Fees are exclusive of Taxes unless expressly stated otherwise. Fees do not include, and shall not be deemed grossed-up, discounted, or enhanced for any Taxes. If Cerebras becomes obligated under applicable law to collect or pay Taxes in connection with the purchase of the Services, Cerebras may invoice such Taxes as a separately stated line item, and OpenAI shall pay such invoiced Taxes to the extent properly charged. Cerebras shall be responsible for determining whether it has a legal obligation to collect such Taxes. OpenAI must also provide any tax identification information solely to the extent required by applicable law that is necessary for compliance with these tax obligations. Each Party shall be responsible for its own compliance with applicable tax laws, and OpenAI shall not be liable for any misrepresentation or non-compliance attributable to Cerebras. OpenAI will not withhold taxes on payments to Cerebras provided that payments are made to a U.S. entity and Cerebras has provided a valid Form W-9 or successor form prior to payment. If, during the term of this Agreement, these conditions change, the Parties shall cooperate in good faith to mitigate any resulting withholding tax implications before executing the applicable Supplemental Addendum, including by considering alternative contracting paths or adjusting commercial terms to account for any required withholding.
e.    Tax Incentives. Cerebras will [***] to identify, pursue, and obtain any available tax incentives, credits, abatements, or other governmental benefits applicable to data center projects or operations undertaken in connection with the Services. Cerebras will keep OpenAI reasonably informed of its efforts and progress in securing such incentives and shall promptly notify OpenAI of any material developments. [***].
f.    Audits. During the applicable [***], Cerebras will keep records and books of account for all Pass-Through Expenses applicable to such Capacity Segment under this Agreement sufficient to support that the fees charged to OpenAI comply with the terms and conditions of this Agreement. On reasonable advanced notice [***], Cerebras will allow a third party auditor (with Cerebras’ agreement to such auditor not unreasonably withheld, delayed, or conditioned) to audit Cerebras’ compliance with its obligations [***]. OpenAI will use [***] to avoid unreasonably disrupting Cerebras’ operations, including conducting the audit only during normal business hours and, unless [***]. OpenAI shall pay the expenses related to any such audit; provided, however, that if the audit determines that [***], Cerebras shall promptly refund to OpenAI any amounts overcharged, and reimburse OpenAI for the reasonable costs of the audit. Any disputed audit findings shall be resolved in accordance with Section 11.b.
g.    Pass-Through Expense Reduction. The Parties will [***] collaborate to identify and implement commercially reasonable cost-optimization measures for the Pass-Through Expenses including, but not limited to, [***].
4.    [***]
a.    [***].
b.    [***].
c.    [***].
d.    [***].
e.    [***].
f.    [***].
5.    CONFIDENTIALITY
a.    Confidentiality. Each Party (the “Receiving Party”) may receive Confidential Information of the other Party in the course of the Agreement. Accordingly, each Party agrees to use the same degree of care that it uses to protect the confidentiality of its own confidential information of like kind (but not less than reasonable care), and further agrees to: (i) not use any Confidential Information of the other Party (the “Disclosing Party”) for any purpose outside the scope of the Agreement, and (ii) except as otherwise authorized by the Disclosing Party in writing, limit access to Confidential Information of the Disclosing Party to those of its and its Affiliates’ employees and contractors who need that access for purposes consistent with the Agreement and who are bound by obligations of confidentiality to the Receiving Party not less protective of the Confidential Information than those herein. Each Party agrees to hold the other Party’s Confidential Information in confidence during the Term and the Transition Period, as applicable, and for a period of [***] (except that with respect to Confidential Information that qualifies as a trade secret under applicable law, the confidentiality obligations shall be perpetual).
b.    Permitted Disclosures. If a Receiving Party is required by law, regulation or court order to disclose Confidential Information of the Disclosing Party, then the Receiving Party shall, to the extent legally permitted, provide the Disclosing Party with advance written notice and reasonably cooperate in any effort of the Disclosing Party to obtain confidential treatment of the Confidential Information, including the opportunity to seek appropriate administrative or judicial relief.
c.    Injunctive Relief. The Receiving Party acknowledges that disclosure of Confidential Information would cause substantial harm for which damages alone may not be a sufficient remedy, and therefore that upon any such disclosure by the Receiving Party, the Disclosing Party may be entitled to seek appropriate equitable relief in addition to whatever other remedies it might have at law.
d.    Destruction of Confidential Information. Upon written request by the Disclosing Party, except for electronic copies made in the course of normal network backups or as otherwise set forth in this Agreement, the Receiving Party will promptly destroy all materials containing any of the Disclosing Party’s Confidential Information.
6.    PRIVACY AND SECURITY
a.    Notwithstanding anything to the contrary in this Agreement, personal information that OpenAI transmit, post, upload or otherwise provide pursuant to the Agreement and to the Services (including on behalf of OpenAI’s Users) will be handled in accordance with the Data Processing Agreement set forth on Exhibit D and the Business Associate Agreement set forth on Exhibit F.
b.    Cerebras will maintain appropriate administrative, physical and technical safeguards to protect the security, confidentiality and integrity of the Services as detailed in Exhibit E (“Security Standards”). [***].
7.    TERM AND TERMINATION
a.    Term. The Agreement is effective as of the Effective Date and will remain in effect until the last to expire Capacity Segment Term (as defined below) unless earlier terminated in accordance with the terms of the Agreement (“Term”). Subject to Section 2, the Service term applicable to each Capacity Segment (“Capacity Segment Term”), (i) comprising the first [***]cumulative commitment described in [***] shall commence on the date on which Cerebras delivers the Capacity Segment (the “Actual Access Date”), which will align with the beginning of each calendar month unless otherwise mutually agreed, and continue for 3 years thereafter, and (ii) comprising the [***] commitment described in [***] shall commence on the Actual Access Date for such Capacity Segment and continue for four years thereafter. Each Capacity Segment Term described in the foregoing clause (i) may be renewed for 1 year up to 2 times for a maximum 5 year term, and each Capacity Segment Term described in the foregoing clause (ii) may be renewed for one year 1 time for a maximum 5 year term (each renewal term, a “Renewal Capacity Segment Term”). All renewals must be exercised by written notice to Cerebras at least [***]; provided, that no renewal shall be required by Cerebras [***] (the “Renewal Hurdle”). Upon the earlier of (1) OpenAI’s request and (2) [***], Cerebras will, to the extent it has the technical control to do so and subject to retention of any information as necessary to comply with applicable law, delete all User Content and OpenAI Confidential Information that remain in the Services or otherwise in Cerebras’ possession or control. Likewise, upon the earlier of (1) Cerebras’ request and (2) [***], OpenAI will, to the extent it has the technical control to do so and subject to retention of any information as necessary to comply with applicable law, delete all Cerebras Confidential Information that remains in the Services or otherwise in OpenAI’s possession or control.
b.    Termination.
i.    Cerebras may terminate the Agreement if OpenAI: (A) materially breaches the Agreement (for clarity, OpenAI’s failure to pay fees constitutes a material breach), and fails to cure such material breach (including any related Service Suspension that is not cured) within [***] after receiving written notice from Cerebras and after escalation in accordance with Section 11; (B) ceases operation without a successor; or (C) seeks protection under any bankruptcy, receivership, trust deed, creditors’ arrangement, composition, or comparable proceeding, or if any such proceeding is instituted against that Party and is not dismissed within [***].
ii.    OpenAI may terminate the Agreement if Cerebras: (A) materially breaches the Agreement and fails to cure such material breach (including any related Service Suspension that is not cured) within [***] after receiving written notice from OpenAI and after escalation in accordance with Section 11; (B) ceases operation without a successor; or (C) seeks protection under any bankruptcy, receivership, trust deed, creditors’ arrangement, composition, or comparable proceeding, or if any such proceeding is instituted against that Party and is not dismissed within [***].
c.    [***].
i.    [***].
ii.    [***].
iii.    [***].
iv.    [***].
v.    [***].
d.    [***].
e.    [***].
f.    Lockbox.
i.    Establishment of Lockbox Account. On or prior to the date on which OpenAI pays the Working Capital Loan, Cerebras shall establish and maintain in its own name a segregated deposit account (the “Lockbox Account”) with a United States depository institution reasonably acceptable to OpenAI (the “Account Bank”). Cerebras shall cause the Lockbox Account to be subject at all times to a deposit account control agreement (the “Account Control Agreement”) among Cerebras, OpenAI (or its designee) and the Account Bank, in form and substance reasonably acceptable to OpenAI, pursuant to which OpenAI will have a first-priority security interest in the Lockbox Account and all cash and other amounts credited thereto, as collateral securing the obligations of Cerebras to OpenAI under this Agreement (including in connection with the Working Capital Loan and this Section 7.f).
ii.    Funding of Lockbox Account. Subject to Exhibit B, OpenAI shall pay the Working Capital Loan by wire transfer of immediately available funds into the Lockbox Account. Except for (A) de minimis interest and investment earnings and (B)

bank fees and charges, all funds standing to the credit of the Lockbox Account shall consist solely of (1) the Working Capital Loan and (2) any other amounts that this Agreement expressly requires to be deposited into the Lockbox Account.
iii.    Permitted Uses. Prior to the occurrence and continuance of a Trigger Event, Cerebras may give instructions to the Account Bank with respect to disbursements from the Lockbox Account solely to pay or reimburse (as applicable) the following (collectively, “Permitted Uses”):
A.    [***];
B.    [***];
C.    [***]; and
D.    [***].
[***].
iv.    Disbursement Mechanics; Certifications. Cerebras shall not instruct the Account Bank to make any withdrawal, payment or transfer from the Lockbox Account other than for a Permitted Use. [***].
v.    Springing Control. The Account Control Agreement shall provide that, upon (A) the occurrence and during the continuance of any Trigger Event or (B) termination of this Agreement for any reason other than OpenAI’s material uncured breach under Section 7.b [***], the Account Bank shall be obligated to cease complying with instructions of Cerebras with respect to the Lockbox Account and shall thereafter comply exclusively with written instructions delivered by OpenAI (or its designee) regarding the disposition of funds in the Lockbox Account [***], until such Trigger Event has been waived by OpenAI or cured to OpenAI’s reasonable satisfaction.
vi.    No Other Liens; Separateness. Cerebras shall maintain the Lockbox Account at all times in its own name, separate from any accounts of Cerebras or any of its other Affiliates, and shall not permit any funds other than those described in subsection (ii) above to be deposited into the Lockbox Account. Cerebras shall not create, incur or permit to exist any lien, security interest or other encumbrance over the Lockbox Account or any funds therein, other than (A) in favor of OpenAI pursuant to the Account Control Agreement and related security documents and (B) any lien in favor of the Account Bank securing customary fees and charges of the Account Bank. Maintaining the Lockbox Account shall not limit Cerebras’ obligation to maintain its bank accounts separate from those of its Affiliates.
vii.    Further Assurances. Cerebras shall, and shall cause their Affiliates to, execute and deliver such further instruments and documents (including Uniform Commercial Code financing statements) and take such further actions as OpenAI may reasonably request from time to time to evidence and perfect OpenAI’s security interest in the Lockbox Account and all funds and other property credited thereto and otherwise to give effect to the intent of this Section 7.f.

g.    Right to Suspend. Cerebras may temporarily suspend OpenAI’s or any User’s right to access or use the Services if Cerebras reasonably believes that such suspension is necessary to [***] (any such suspension, a “Service Suspension”). Any Service Suspension will be to the minimum extent and for the shortest duration required to resolve the cause of Suspension. Any Service Suspension shall excuse OpenAI from [***]. If Cerebras imposes a Service Suspension for any reason, Cerebras shall (i) provide written notice of the cause for such Service Suspension to OpenAI without undue delay, to the extent legally permitted, and provide updates regarding resumption of access to the Services, if applicable, and (ii) resume providing access to the Services immediately after the event giving rise to the Service Suspension is cured. [***].
h.    Effect of Termination.
i.    Transition Period. If this Agreement is terminated by either Party for any reason other than OpenAI’s material uncured breach of this Agreement, then subject to the terms in this Section 7.h, for the period from the date of termination through [***] (“Transition Period”), provided that OpenAI will commit to the exact length of the Transition Period no later than the termination date of the Agreement, (A) Cerebras shall continue to provide, pursuant to the terms hereof, such Services as requested by OpenAI and (B) OpenAI will continue to pay to Cerebras all fees for Services performed by Cerebras during the Transition Period under this Agreement. The monthly System Fee during the Transition Period will be [***]. To the extent Cerebras is required to provide Services during the Transition Period, then both Parties shall continue to abide by the terms and conditions set forth in this Agreement with respect to the provision or receipt of such Services. Upon the earlier of (1) OpenAI’s request and (2) [***], Cerebras will, to the extent it has the technical control to do so, and such data is not required to be retained in accordance with the terms of this Agreement, delete all User Content and OpenAI Confidential Information that remain in the Services or otherwise in Cerebras’s possession or control.
ii.    Loan Repayment. If this Agreement is terminated for any reason other than OpenAI’s material uncured breach under Section 7.b, or [***], and to the extent the Working Capital Loan has not been fully repaid as set forth in Exhibit B, at OpenAI’s election, Cerebras shall (A) pay to OpenAI the outstanding principal balance of the Working Capital Loan in accordance with Exhibit B, together with all accrued but unpaid interest and (B) without any further consideration, ensure that any assets and rights paid for from the Lockbox Account are assigned to OpenAI or its designee, at and subject to OpenAI’s election, including [***]. Cerebras shall use [***] to ensure that any such assets and rights are assignable to OpenAI, and shall reasonably cooperate to effectuate any such assignments. [***]. For clarity, [***], any cash then remaining in the Lockbox Account that is not then committed under binding third-party agreements constituting Permitted Uses shall be promptly remitted to OpenAI and applied to reduce the outstanding principal balance of the Working Capital Loan (and accrued interest, if applicable). Any amounts remitted to OpenAI from the Lockbox Account and the amount paid from the Lockbox Account for any assets or rights assigned under the foregoing clause (B) will reduce, dollar-for-dollar, the amounts payable under clause (A).
iii.    Termination of Services. Upon termination of the Agreement and any Transition Period, OpenAI’s right to access or receive the Services (and Cerebras’ obligations to provide Services) will terminate. When OpenAI’s right to access or receive the Services expires or terminates, OpenAI will immediately cease using the Services.

Upon termination or expiration of the Agreement and any Transition Period, Cerebras shall [***].
i.    Termination Due to Change of Control. Without limiting Section 13, in the event of a Change of Control of Cerebras in which the acquirer is [***], Cerebras shall cause such acquirer, prior to or concurrently with the consummation of such Change of Control, to execute an agreement with OpenAI (an “Addendum”), pursuant to which ([***]. For clarity, neither the acquirer nor any of its Affiliates (other than Cerebras and its Affiliates immediately prior to such Change of Control) shall have any right (or obligation) to access or use OpenAI’s Confidential Information for any purpose. [***]. For clarity, the exclusivity rights specified with respect to Named Competitors shall remain unaffected by a Change of Control.
j.    Survival. Any provisions that by their nature are intended to survive the expiration or termination shall survive the expiration or termination of this Agreement.
8.    REPRESENTATIONS AND WARRANTIES
a.    Representations and Warranties. Each Party represents and warrants to the other Party that it has validly entered into the Agreement and has the legal power to do so and, in connection with its performance of the Agreement, shall comply with all laws applicable to it.
b.    Warranty Disclaimer. OTHER THAN AS EXPRESSLY PROVIDED ABOVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SERVICES ARE PROVIDED “AS IS” AND “AS AVAILABLE,” WITHOUT ANY WARRANTIES OF ANY KIND, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF INTELLECTUAL PROPERTY. CEREBRAS DOES NOT WARRANT THAT OPENAI OR ITS USERS’ USE OF THE SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE OR THE ACCURACY AND COMPLETENESS OF THE MATERIALS PROVIDED BY THE SERVICES, INCLUDING MODEL OUTPUTS.
9.    INDEMNIFICATION
a.    Indemnification by Cerebras. Cerebras will defend and indemnify OpenAI and OpenAI’s Affiliates for any damages finally awarded by a court of competent jurisdiction and any settlement amounts payable to a third party to the extent arising out of a third party Claim [***] . However, Cerebras will have no indemnification obligations pursuant to this Section 9.a to the extent the Claim arises from [***]. However, Cerebras will have no indemnification obligations pursuant to this Section 9.a to the extent the Claim arises from OpenAI’s breach of this Agreement.
b.    Infringement Indemnification Remedy. If Cerebras reasonably believes OpenAI’s use of the Services could result in an indemnification Claim under Section 9.a.i, then Cerebras will have the right, at its option, to: [***] .
c.    Indemnification by OpenAI. OpenAI will defend and indemnify Cerebras and its Affiliates and licensors for all third party Claims to the extent arising from or relating to [***] . However, OpenAI will have no indemnification obligations pursuant to this Section 9.c to the extent the Claim arises from [***] .
d.    Indemnification Procedures; Control of Litigation. The indemnifying Party’s obligations hereunder only arise if the indemnified Party: (i) promptly gives written notice of the Claim to the indemnifying Party; (ii) gives the indemnifying Party sole control of the defense and settlement of such Claim (provided that the indemnifying Party may not settle such Claim that imposes liability on, or contains any admission of fault by, the indemnified Party without its consent); and (iii) provides to the indemnifying Party, at the indemnifying Party's cost, all reasonable information and assistance to defend or settle such Claim. This Section 9 states the indemnified Party’s exclusive remedies and the indemnifying Party’s sole obligations related to the third-party claims that are the subject matter hereof.
10.    LIMITATION OF LIABILITY
a.    Excluded Claims. EXCEPT FOR EITHER PARTY’S [***] , NEITHER OPENAI NOR CEREBRAS NOR EITHER OF THEIR RESPECTIVE AFFILIATES AND LICENSORS WILL BE LIABLE UNDER THIS AGREEMENT FOR ANY INDIRECT, PUNITIVE, INCIDENTAL, SPECIAL, CONSEQUENTIAL, OR EXEMPLARY DAMAGES (INCLUDING LOST PROFITS, LOST DATA OR BUSINESS INTERRUPTION) UNDER ANY LEGAL THEORY, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
b.    Liability Cap. [***], EACH PARTY AND ITS AFFILIATES’ TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED [***].
c.    [***].
11.    GOVERNANCE AND COLLABORATION
a.    Governance Committee.
i.    Within [***], each Party will designate [***] to serve on a committee (“Governance Committee”). Either Party may change its designated employees at its discretion with individuals of comparable seniority. The Governance Committee shall be responsible for overseeing and making all decisions related to the administration, performance and compliance of this Agreement, including without limitation, as it relates data center procurement, forecasts, Capacity planning and timing, engineering collaboration, fees and other financial decisions, and operational determinations regarding performance and remediation plans (but not legal determinations of breach of contract). The Committee shall serve as the primary forum for addressing and resolving disputes, and for material technical and business requests between Parties.
ii.    The Parties will establish a subcommittee (the “Performance Subcommittee”), reporting to the Governance Committee, that will be responsible for [***]. The Performance Subcommittee shall consist of [***]. The Parties will each identify a respective single point of contact for performing obligations under the Agreement, confer on a regular basis [***], and provide frequent updates about roadmaps, delivery timing and expected delays, supply chain performance and constraints, testing and validation, among other factors material to this Agreement.
b.    Dispute Resolution. In the event of any disagreement or dispute relating to the interpretation or performance of this Agreement or any Supplemental Addendum, the Parties agree to first submit the matter to the Governance Committee for discussion and good-faith resolution for [***]. If the Governance Committee is unable to resolve the matter, either Party may escalate the matter in writing to [***]. Escalated discussions shall be conducted promptly, and no later than [***]. Neither Party may initiate any legal proceedings or formal dispute resolution process unless and until the foregoing Governance Committee and escalation process has been followed in good faith and [***]. Notwithstanding the foregoing, this will not prevent either Party from seeking immediate injunctive or equitable relief.
c.    Meeting Cadence and Agenda. The Governance Committee shall meet [***]or as otherwise mutually agreed to by the Parties in writing. At such meetings, the Parties will discuss the capacity forecasts, pipeline any other reasonably necessary information pertaining to the administration of this Agreement.

12.    EXCLUSIVITY
a.    OpenAI Exclusivity. From the Effective Date until the date that is [***] (such period, the “Exclusivity Period”), and so long as Cerebras is not in material breach of the Agreement, OpenAI will not directly or indirectly (i) [***] (Cerebras’ “Named Competitors”) or (ii) [***].
b.    Cerebras Exclusivity. During the Exclusivity Period, and so long as OpenAI is not in material breach of the Agreement, Cerebras will not directly or indirectly (i) [***] (OpenAI’s “Named Competitors”), or (ii) [***].
13.    [***]
a.    [***].
b.    [***].
c.    [***].
d.    [***].
e.    [***].
f.    [***].
g. [***].
14.    GENERAL TERMS
a.    Assignment. The Agreement will bind and inure to the benefit of each Party and their permitted successors and assigns. Neither Party may assign or transfer the Agreement without the other Party’s written consent, unless it is to an Affiliate or in connection with a Change of Control of such Party. Notwithstanding the foregoing, if a Party assigns or transfers the Agreement to, or is acquired by (via a Change of Control), a Named Competitor of the other Party during the Exclusivity Period, such other Party may terminate the Agreement upon written notice.
b.    Publicity. Neither Party may use the other Party’s Brand Features in any promotion, marketing, publication or press release without the prior written consent of the other Party. Notwithstanding the foregoing, Cerebras may state publicly that OpenAI is a Cerebras customer and display OpenAI’s Brand Features in connection with such statement, and upon Cerebras’ request, OpenAI shall collaborate with Cerebras in releasing a joint press release in connection with the execution of this Agreement. The Parties may otherwise mutually agree to engage in joint marketing activities, such as customer testimonials, public speaking events and interviews.
c.    Governing Law & Dispute Resolution. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any principles of conflicts of laws. Any dispute arising out of, in connection with, or under this Agreement or its subject matter will be resolved by confidential binding arbitration, under the commercial rules of the Judicial Arbitration and Mediation Service (“JAMS”), with one (1) arbitrator mutually agreed upon by the Parties. If the Parties are unable to agree upon an arbitrator, JAMS will appoint the arbitrator in accordance with its rules. The arbitration will be conducted in New York, unless OpenAI and Cerebras agree otherwise. Except to the extent necessary to confirm an award or as may be required by applicable law, neither Party may disclose the existence, content, or results of an arbitration without the prior written consent of the other Party. This Section does not prevent a Party from obtaining injunctive relief in court or other relief consistent with applicable Law if necessary to prevent irreparable harm pending the conclusion of any arbitration, if adequate emergency relief cannot be obtained from JAMS. If for any reason a dispute proceeds in court rather than through arbitration, including for the purposes of obtaining injunctive relief, each Party agrees that such claims will be brought exclusively in the federal and state courts of New York.
d.    Excused Performance. Except for payment obligations, neither Party will have any liability for failures or delays resulting from conditions beyond each Party’s reasonable control, including but not limited to [***] (collectively, “Force Majeure Events”). The Party claiming force majeure will use reasonable best efforts to mitigate the effect of any such force majeure event. [***]. This Section does not excuse Cerebras’s obligations of security, confidentiality, return of OpenAI Confidential Information, or to follow its normal disaster recovery procedures, or OpenAI’s obligation to pay for the Services [***] .
e.    Notice. Any notice, approval or other communication required or otherwise provided for under the Agreement will be in writing and deemed to have been given when (i) personally delivered; (ii) sent by email; or (iii) sent by a commercial overnight courier.
OpenAI will provide such notices to Cerebras Systems Inc., 1237 E. Arques Ave., Sunnyvale, CA 94085, Attn: Legal Department, [***].
Cerebras will provide such notices to OpenAI OpCo, LLC, 1455 3rd Street, San Francisco, CA 94158, Attn: General Counsel, [***].
Each Party may modify its recipient of such notices by providing notice to the other Party.
f.    Entire Agreement & Order of Precedence. This Agreement, including all exhibits, appendices, or addenda attached, referenced and/or linked herein, constitutes the entire agreement between the Parties with respect to the subject matter hereof. In the event of a conflict, the provisions of a Supplemental Addendum will take precedence over the provisions of this Agreement and over any other exhibits, appendices or addenda, but solely with respect to the Services governed by such Supplemental Addendum. The Agreement supersedes all prior and contemporaneous agreements, proposals or representations, written or oral, concerning its subject matter and is entered into without reliance on any promise or representation other than those contained in the Agreement. In the event of a conflict between the English version of the Agreement and any other version or translation of the Agreement, the English version shall control.
g.    Relationship of the Parties. For all purposes under this Agreement, OpenAI and Cerebras will be and act as independent contractors and will not bind nor attempt to bind the other to any contract. There are no intended third-party beneficiaries of the Agreement, except as set forth in Section 7.c.
h.    Trade Controls. OpenAI acknowledges that the Services are subject to applicable import, export, and sanctions laws and regulations (collectively, “Trade Controls”), including without limitation those of the United States (e.g., the sanctions administered by the Office of Foreign Assets Control (“OFAC”) (31 CFR part 500 et seq.) and the Export Administration Regulations (“EAR”) (15 CFR part 730 et seq.)). Each Party agrees to, and during the Term and the Transition Period, as applicable, shall abide by all applicable Trade Controls. Each Party confirms that (i) it and its Affiliates and Users are not restricted or sanctioned parties on a U.S. Department of Commerce or OFAC restricted party list, or similar lists maintained by other countries such as the EU’s Consolidated Financial Sanctions List and the UK’s Consolidated Lists of Financial Sanctions Targets, (ii) it and its Affiliates are not 50% or more owned or otherwise controlled by any such party and (iii) it and its Affiliates are not located, organized or resident in a country that is or becomes subject to comprehensive Trade Controls. OpenAI confirms that (A) it, its Affiliates and Users are not located, organized or resident in a country that is prohibited from receiving Services under applicable Trade Controls, and (B) it and its Affiliates and Users do not and shall not use the Services in contradiction with Trade Controls. Breach of any of the foregoing shall constitute a material breach of the Agreement, and notwithstanding anything to the contrary, shall not be subject to any opportunity to cure.
i.    Miscellaneous. Section headings are inserted for convenience only and shall not affect interpretation of the Agreement. If any provision of the Agreement is held by a court of competent jurisdiction to be contrary to law or otherwise unenforceable, the provision will be modified by the court and interpreted so as to best accomplish the objectives of the original provision to the fullest extent permitted by law, and the remaining provisions of the Agreement will remain in effect. A waiver of any right under the Agreement is only effective if it is in writing and only against the Party who signed such writing. Unless stated otherwise in this Agreement, all references to “dollars” or “$” or “US$” in this Agreement refer to U.S. dollars. Unless otherwise indicated to the contrary herein by the context or use thereof, for the purposes of this Agreement: (i) the words “include,” “includes” and “including” are deemed to be followed by the words “without limitation”; (ii) the word “or” is not exclusive; and (iii) the terms “shall” and “will” are synonyms as used in this Agreement and each term indicates that the corresponding Party must perform the obligation that is subject to such term.
15.    DEFINITIONS
Unless otherwise defined in the Agreement, the following capitalized terms will have the meanings specified below.
a.    “Affiliate” means, with respect to any entity and at any relevant time, any entity that directly or indirectly Controls, is Controlled by, or is under common Control with such entity.
b.    “Brand Features” means each Party’s trade names, trademarks, logos, domain names and other distinctive brand features.
c.    “Business Associate Agreement” means the business associate agreement attached hereto as an exhibit.
d.    “Capacity” means Systems underlying the Services with electrical power draw equal to the MW amount specified in the Agreement.
e.    “Change of Control” means, with respect to a Party, any transaction or series of related transactions constituting a sale, exclusive license, lease, transfer or other disposition of all or substantially all of such Party’s assets or the acquisition by a third party of a majority of such Party’s voting equity interests.
f.    “Claims” means actions, claims, or demands, and all losses, damages, liabilities, fees, fines, penalties, costs, and expenses (including without limitation reasonable attorneys’ fees and legal costs).
g.    “Confidential Information” means all information that is identified as confidential at the time of disclosure by the Disclosing Party or reasonably should be known by the Receiving Party to be confidential or proprietary due to the nature of the information disclosed and the circumstances surrounding the disclosure. All Services will be deemed Cerebras Confidential Information, the terms and conditions of the Agreement will be deemed the Confidential Information of both Parties, and the Models and specifications thereof, as provided by OpenAI to Cerebras, will be deemed the Confidential Information of OpenAI without any marking or further designation. Confidential Information shall not, however, include information that the Receiving Party can demonstrate: (i) was rightfully in its possession or known to it prior to receipt of the Confidential Information; (ii) is or has become public knowledge through no fault of the Receiving Party; (iii) is rightfully obtained by the Receiving Party from a third party without breach of any confidentiality obligation; or (iv) is independently developed by employees of the Receiving Party.

h.    “Control” means, with respect to a Party, the ownership of more than fifty percent (50%) of the voting securities of such entity or the possession, directly or indirectly, of the power to direct the direction of the management and policies of such entity, whether through voting rights, contract or otherwise.
i.    “Data Processing Agreement” means the data processing agreement attached hereto as an exhibit.
j.    “Dependency” means any tasks, responsibilities, or obligations that are required to be performed by OpenAI.
k.    “Fees” mean the fees charged by Cerebras in connection with the Services. Fees include, but are not limited to, the System Fees, Professional Services Fees and any Pass-Through Expenses.
l.    “Intellectual Property” means copyrights, patents, trade secrets, trademarks, service marks, rights in domain names, rights with respect to databases and other compilations and collections of data or information, publicity and privacy rights, moral rights, rights and other intellectual property rights anywhere in the world, whether statutory, common law, or otherwise and including any applications for the foregoing.
m.    “Model(s)” means the proprietary AI model(s) provided by OpenAI to Cerebras to be hosted on the Systems and provided in the Services.
n.    “OpenAI Environment” means the environment deployed and/or managed by or on behalf of OpenAI on the Services.
o.    “Organization Account” means an administrative account that allows the account holder to provision access to the Services to relevant users of the Services.
p.    “Pass-Through Expenses” means [***].
q.    “Professional Services Fees” means Cerebras’ time and materials rates for its production of Deliverables or any support services provided by Cerebras in addition to that committed to be provided by Cerebras pursuant to the SLA.
r.    “Representatives” means a Party’s personnel, agents, subcontractors, suppliers and/or consultants.
s.    “Supplemental Addendum” means a document entered into between OpenAI and Cerebras specifying additions or changes to Services, and any other supplemental terms and conditions agreed by the Parties from time to time.
t.    “System Fees” means the fees charged by Cerebras in connection with OpenAI’s use of Systems.
u.    “Systems” means Cerebras’ CS-3 systems, and any other equipment, hardware, and infrastructure utilized by Cerebras, its Affiliates, Representatives or Subcontractors to provide the Services. For clarity, Systems shall not include any third party equipment, hardware, infrastructure or other systems utilized by OpenAI that are not part of the Services or utilized by Cerebras in delivering the Services.
v.    “Taxes” means taxes, levies, duties or similar governmental assessments.
w.    “Update” means a later commercial release of the Services made available after OpenAI accesses or uses the Services.
x.    “User” means the users OpenAI allow to use the Services, including without limitation OpenAI’s employees and, if applicable, OpenAI’s customers and their employees.

IN WITNESS WHEREOF, the undersigned represent and warrant that they possess the requisite power and authority to bind the Parties to this Agreement and to enter into and carry out the terms of this Agreement and have executed this Agreement to be effective as of the Effective Date.

CEREBRAS SYSTEMS INC.		OPENAI OPCO, LLC

	/s/ Andrew Feldman		/s/ Sarah Friar
BY:		BY:
	Andrew Feldman		Sarah Friar
NAME:		NAME:
	CEO		Chief Financial Officer
TITLE:		TITLE:
December 22, 2025
DATE:		DATE:

Exhibit A
DELIVERY SCHEDULE
[****]
Exhibit A - 1

Exhibit B
FEES AND PAYMENT
[****]
Exhibit B - 1

Exhibit C
LOCKBOX VENDORS
[****]
Exhibit C - 1

Exhibit D
DATA PROCESSING AGREEMENT
[****]
Exhibit D - 1

Exhibit E
SECURITY STANDARDS
[****]
Exhibit E - 1

Exhibit F
BUSINESS ASSOCIATE AGREEMENT
[****]
Exhibit F - 1

Exhibit G
SERVICE LEVEL AGREEMENT
[****]
Exhibit G - 1

Exhibit H
END-TO-END SOLUTION OBJECTIVES
[****]
Exhibit H - 1